EXHIBIT 99.2
KEY ENERGY SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements of Key Energy Services, Inc. (the “Company” or “Key”) are included herein:
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010;
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2010 and 2009;
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ended December 31, 2009, 2008 and 2007; and
•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.
The above referenced unaudited pro forma condensed consolidated financial statements are based on historical financial statements of the Company after giving effect to the divestiture (the “Patterson Transaction”) of the Company’s pressure pumping and wireline services businesses and related assets (the “Divested Businesses”) to certain wholly-owned subsidiaries of Patterson-UTI Energy, Inc., a Delaware corporation (“Patterson-UTI”), pursuant to an Asset Purchase Agreement, as amended, modified and supplemented (the “Sale Agreement”), by and among the Company and its wholly-owned subsidiaries Key Energy Pressure Pumping Services, LLC, a Texas limited liability company, and Key Electric Wireline Services, LLC, a Delaware limited liability company, and Patterson-UTI and its wholly-owned subsidiary Universal Pressure Pumping, Inc. (formerly known as Portofino Acquisition Company), a Delaware corporation. At the closing of the Patterson Transaction, the Company received $237.7 million in cash consideration for the Divested Businesses. The final purchase price is subject to certain post-closing adjustments based on closing inventory and the value of certain owned properties retained by the Company.
These unaudited pro forma condensed consolidated financial statements have been prepared by applying pro forma adjustments to the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 and 2009 (the “Second Quarter 2010 Form 10-Q”) and the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2009, 2008 and 2007 (the “2009 Form 10-K”). The unaudited pro forma condensed consolidated balance sheet has been adjusted to give effect to the Patterson Transaction as if the Patterson Transaction had been consummated as of June 30, 2010. The unaudited pro forma condensed consolidated statements of operations have been adjusted to give effect to the Patterson Transaction as if the Patterson Transaction had been consummated as of the following dates:
•	January 1, 2010 for the six months ended June 30, 2010
•	January 1, 2009 for the six months ended June 30, 2009
•	January 1, 2009 for the year ended December 31, 2009
•	January 1, 2008 for the year ended December 31, 2008
•	January 1, 2007 for the year ended December 31, 2007
In creating the unaudited pro forma condensed consolidated financial statements, the primary adjustments to the historical financial statements were (i) the removal of the assets sold in the Patterson Transaction, (ii) the receipt of proceeds received in connection with the Patterson Transaction, (iii) the removal of the results of operations attributable to the Divested Businesses that were sold and (iv) the recognition of fees and other costs related to the Patterson Transaction.

The pro forma adjustments, as described in the notes to these unaudited pro forma condensed consolidated financial statements, are based on information currently available to management, and the Company believes that these pro forma adjustments are reasonable, factually supportable and directly attributable to the Patterson Transaction. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not intended to represent and may not be indicative of operating results or financial position that would have occurred had the Patterson Transaction been completed as of June 30, 2010 (in the case of the unaudited pro forma condensed consolidated balance sheet) or as of January 1, 2010, 2009, 2008 and 2007, respectively in the case of the unaudited pro forma condensed consolidated statements of operations, nor are they intended to represent and they may not be indicative of future operating results or financial position of the Company. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2009, and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in the 2009 Form 10-K, as well as in conjunction with the Company’s unaudited condensed consolidated financial statements and accompanying notes as of and for the quarterly periods ended March 31, 2010 and June 30, 2010, and the MD&A included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2010 and June 30, 2010.

KEY ENERGY SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2010
(in thousands, except share data)

	Key Historical (a)	Adjustments		Key Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$47,040	$232,174	(c)	$279,214
Accounts receivable, net of allowance for doubtful accounts of $6,560	284,916	—		284,916
Inventory	21,191	—		21,191
Other current assets	58,168	(325	)(e)	57,843
Current assets held for sale	7,631	(7,631	)(b)	—

Total current assets	418,946	224,218		643,164

Property and equipment	1,619,590	—		1,619,590
Accumulated depreciation	(837,613)	—		(837,613)

Property and equipment, net	781,977	—		781,977

Goodwill	349,107	—		349,107
Other intangible assets, net	35,986	—		35,986
Deferred financing costs, net	9,114	—		9,114
Equity method investments	6,214	—		6,214
Other noncurrent assets	13,228	—		13,228
Noncurrent assets held for sale	67,264	(67,264	)(b)	—

TOTAL ASSETS	$1,681,836	$156,954		$1,838,790

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$50,488	$—		$50,488
Current portion of capital leases, notes payable and long-term debt	5,714	(236	)(d)	5,478
Other current liabilities	169,443	68,397	(e)(f)	237,840

Total current liabilities	225,645	68,161		293,806

Capital leases, notes payable and long-term debt	517,464	(1,081	)(d)	516,383
Other noncurrent liabilities	200,502	(11,244	)(e)	189,258

Commitments and contingencies

Equity:
Common stock, $0.10 par value; 200,000,000 shares authorized, 125,637,523 shares issued and outstanding	12,564	—		12,564
Additional paid-in capital	616,397	422	(g)	616,819
Accumulated other comprehensive loss	(50,999)	—		(50,999)
Retained earnings	127,342	100,696	(h)	228,038

Total equity attributable to Key	705,304	101,118		806,422
Noncontrolling interest	32,921	—		32,921

Total equity	738,225	101,118		839,343

TOTAL LIABILITIES AND EQUITY	$1,681,836	$156,954		$1,838,790

See the notes to unaudited pro forma condensed consolidated financial statements.

KEY ENERGY SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010
(in thousands, except per share data)

	Key Historical (i)	Adjustments		Key Pro Forma

REVENUES	$519,744	$—		$519,744

COSTS AND EXPENSES:
Direct operating expenses	385,373	—		$385,373
Depreciation and amortization expense	65,802	—		$65,802
General and administrative expenses	83,893	4,375	(j)	$88,268
Interest expense, net of amounts capitalized	20,988	—		$20,988
Other, net	(776)	—		$(776)

Total costs and expenses, net	555,280	4,375		559,655

Loss from continuing operations before taxes and noncontrolling interest	(35,536)	(4,375)		(39,911)
Income tax benefit	13,596	1,605	(k)	15,201

Loss from continuing operations	$(21,940)	$(2,770)		$(24,710)

Loss per share from continuing operations attributable to Key:
Basic	$(0.16)			$(0.18)
Diluted	$(0.16)			$(0.18)

Weighted average shares outstanding:
Basic	125,183			125,183
Diluted	125,183			125,183
See the notes to unaudited pro forma condensed consolidated financial statements.

KEY ENERGY SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009
(in thousands, except per share data)

	Key Historical (l)	Adjustments		Key Pro Forma

REVENUES	$1,078,665	$(122,966	)(m)	955,699

COSTS AND EXPENSES:
Direct operating expenses	779,457	(103,515	)(m)	675,942
Depreciation and amortization expense	169,562	(20,329	)(m)	149,233
General and administrative expenses	178,696	(2,345	)(m)(n)	176,351
Asset retirements and impairments	159,802	(62,767	)(m)	97,035
Interest expense, net of amounts capitalized	39,069	336	(m)	39,405
Other, net	(120)	(714	)(m)	(834)

Total costs and expenses, net	1,326,466	(189,334)		1,137,132

(Loss) income from continuing operations before taxes and noncontrolling interest	(247,801)	66,368		(181,433)
Income tax benefit (expense)	91,125	(23,650	)(o)	67,475

(Loss) income from continuing operations	$(156,676)	$42,718		$(113,958)

Loss per share from continuing operations attributable to Key:
Basic	$(1.29)			$(0.94)
Diluted	$(1.29)			$(0.94)

Weighted average shares outstanding:
Basic	121,072	74	(g)	121,146
Diluted	121,072	74	(g)	121,146
See the notes to unaudited pro forma condensed consolidated financial statements.

KEY ENERGY SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2009
(in thousands, except per share data)

	Key Historical (p)	Adjustments		Key Pro Forma

REVENUES	$502,710			502,710

COSTS AND EXPENSES:
Direct operating expenses	340,647			340,647
Depreciation and amortization expense	76,005			76,005
General and administrative expenses	90,465	4,312	(q)	94,777
Interest expense, net of amounts capitalized	20,103			20,103
Other, net	(2,222)			(2,222)

Total costs and expenses, net	524,998	4,312		529,310

Loss from continuing operations before taxes and noncontrolling interest	(22,288)	(4,312)		(26,600)
Income tax benefit	8,477	1,537	(r)	10,014

Loss from continuing operations	$(13,811)	$(2,775)		$(16,586)

Loss per share from continuing operations attributable to Key:
Basic	$(0.12)			$(0.14)
Diluted	$(0.12)			$(0.14)

Weighted average shares outstanding:
Basic	120,815	78	(g)	120,893
Diluted	120,815	78	(g)	120,893
See the notes to unaudited pro forma condensed consolidated financial statements.

KEY ENERGY SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008
(in thousands, except per share data)

	Key Historical (s)	Adjustments		Key Pro Forma

REVENUES	$1,972,088	$(347,642	)(t)	$1,624,446

COSTS AND EXPENSES:
Direct operating expenses	1,250,327	(244,477	)(t)	1,005,850
Depreciation and amortization expense	170,774	(21,167	)(t)	149,607
General and administrative expenses	257,707	(7,188	)(t)(u)	250,519
Asset retirements and impairments	75,137	(49,036	)(t)	26,101
Interest expense, net of amounts capitalized	41,247	1,375	(t)	42,622
Other, net	2,840	(288	)(t)	2,552

Total costs and expenses, net	1,798,032	(320,781)		1,477,251

Income (loss) before taxes and noncontrolling interest	174,056	(26,861)		147,195
Income tax (expense) benefit	(90,243)	26,336	(v)	(63,907)

Income (loss) from continuing operations	$83,813	$(525)		$83,288

Earnings per share from continuing operations attributable to Key:
Basic	$0.68			$0.67
Diluted	$0.67			$0.66

Weighted average shares outstanding:
Basic	124,246	12	(g)	124,258
Diluted	125,565	12	(g)	125,577
See the notes to unaudited pro forma condensed consolidated financial statements.

KEY ENERGY SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007
(in thousands, except per share data)

	Key Historical (w)	Adjustments		Key Pro Forma

REVENUES	$1,662,012	$(303,685	)(x)	$1,358,327

COSTS AND EXPENSES:
Direct operating expenses	985,614	(194,019	)(x)	791,595
Depreciation and amortization expense	129,623	(18,412	)(x)	111,211
General and administrative expenses	230,396	(7,806	)(x)(y)	222,590
Interest expense, net of amounts capitalized	36,207	999	(x)	37,206
Other, net	4,232	(187	)(x)	4,045

Total costs and expenses, net	1,386,072	(219,425)		1,166,647

Income (loss) before taxes and noncontrolling interest	275,940	(84,260)		191,680
Income tax (expense) benefit	(106,768)	31,708	(z)	(75,060)

Income (loss) from continuing operations	$169,172	$(52,552)		$116,620

Earnings per share from continuing operations attributable to Key:
Basic	$1.29			$0.89
Diluted	$1.27			$0.87

Weighted average shares outstanding:
Basic	131,194			131,194
Diluted	133,551			133,551
See the notes to unaudited pro forma condensed consolidated financial statements.

KEY ENERGY SERVICES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(a)
Key Historical—represents Key’s historical unaudited condensed consolidated balance sheet as of June 30, 2010 derived from the Company’s unaudited condensed consolidated financial statements included in the Second Quarter 2010 Form 10-Q.

(b)	Divested Assets—represents the elimination of historical amounts of the divested assets to reflect the pro forma effect of the sale of these assets to Patterson — UTI.

June 30, 2010
(in thousands)

Inventory	$7,631

Current assets held for sale	7,631

Property and equipment, gross	83,416
Accumulated depreciation	(16,152)

Noncurrent assets held for sale, net	67,264

Net assets held for sale	$74,895

(c)	Cash and Cash Equivalents—represents the net cash proceeds from the Patterson Transaction.

June 30, 2010
(in thousands)
Cash consideration	$237,700
Retention payments to Patterson-UTI (1)	(883)
Other payments from Patterson-UTI (1)	245

Proceeds before adjustments for transaction fees and other costs	$237,062

Transaction costs (2)	(3,070)
Capital lease repayments (1)	(1,317)
Employee benefit payments (1)	(501)

Net proceeds	$232,174

(1)	Represents payments made pursuant to the terms of the Sale Agreement.

(2)	Represents investment banker, legal and accounting fees incurred related to the transaction.
(d)	Debt—represents the repayment of capital leases on the Divested Assets.

(e)	Deferred Income Taxes—represents the adjustments required to record the estimated difference between the tax basis and the book basis of the Divested Assets.

(f)
Other Current Liabilities—represents the reduction of other current liabilities paid according to the terms of the Sale Agreement, as well as the estimated tax liability resulting from the gain on the transaction.

(g)	Additional paid-in capital and weighted average shares outstanding—represents acceleration of vesting of restricted stock awards upon divestiture according to terms of the Sale Agreement.

(h)	Retained Earnings—represents Key’s net gain on the sale of assets, subject to post-closing inventory adjustments.

(i)
Key Historical—represents Key’s historical unaudited condensed consolidated statement of operations for the six months ended June 30, 2010 derived from the Company’s unaudited condensed consolidated financial statements included in the Second Quarter 2010 Form 10-Q.

(j)	General and Administrative Expense

Six Months Ended
June 30, 2010
(in thousands)
Historical G&A Expense	$83,893

G&A expense allocated to the divested businesses	—
Accelerated vesting of share based compensation	422
Retention payment	883
Transaction costs	3,070

Pro forma adjustment	4,375

Pro forma G&A Expense	$88,268

(k)	Income Tax Benefit —represents the pro forma tax effect of the above adjustments based on the tax rate of the Divested Operations for the six months ended June 30, 2010.

(l)
Key Historical—represents Key’s historical audited consolidated statement of operations for the fiscal year ended December 31, 2009, derived from the Company’s audited consolidated financial statements included in the 2009 Form 10-K.

(m)
Divested Operations— represents the elimination of historical operations of the divested assets that were not classified as discontinued operations in Key’s audited consolidated statements of operations for the twelve months ended December 31, 2009 included in the 2009 Form 10-K.

(n)	General and Administrative Expense

Twelve Months Ended
December 31, 2009
(in thousands)
Historical G&A Expense	$178,696

G&A expense allocated to the divested businesses	(6,556)
Accelerated vesting of share based compensation	258
Retention payment	883
Transaction costs	3,070

Pro forma adjustment	(2,345)

Pro forma G&A Expense	$176,351

(o)	Income Tax Benefit (Expense)—represents the pro forma tax effect of the above adjustments based on the tax rate of the Divested Operations for the year ended December 31, 2009.

(p)
Key Historical—represents Key’s historical unaudited condensed consolidated statement of operations for the six months ended June 30, 2009 derived from the Company’s unaudited condensed consolidated financial statements included in the Second Quarter 2010 Form 10-Q.

(q)	General and Administrative Expense

Six Months Ended
June 30, 2009
(in thousands)
Historical G&A Expense	$90,465

G&A expense allocated to the divested businesses	—
Accelerated vesting of share based compensation	359
Retention payment	883
Transaction costs	3,070

Pro forma adjustment	4,312

Pro forma G&A Expense	$94,777

(r)	Income Tax Benefit (Expense)—represents the pro forma tax effect of the above adjustments based on the tax rate of the Divested Operations for the six months ended June 30, 2009.

(s)
Key Historical—represents Key’s historical audited consolidated statement of operations for the fiscal year ended December 31, 2008, derived from the Company’s audited consolidated financial statements included in the 2009 Form 10-K.

(t)
Divested Operations— represents the elimination of historical operations of the divested assets that were not classified as discontinued operations in Key’s audited consolidated statements of operations for the twelve months ended December 31, 2008 included in the 2009 Form 10-K.

(u)	General and Administrative Expense

Twelve Months Ended
December 31, 2008
(in thousands)
Historical G&A Expense	$257,707

G&A expense allocated to the divested businesses	(11,362)
Accelerated vesting of share based compensation	221
Retention payment	883
Transaction costs	3,070

Pro forma adjustment	(7,188)

Pro forma G&A Expense	$250,519

(v)	Income Tax Benefit (Expense)—represents the pro forma tax effect of the above adjustments based on the tax rate of the Divested Operations for the year ended December 31, 2008.

(w)
Key Historical—represents Key’s historical audited consolidated statement of operations for the fiscal year ended December 31, 2007, derived from the Company’s audited consolidated financial statements included in the 2009 Form 10-K.

(x)
Divested Operations— represents the elimination of historical operations of the divested assets that were not classified as discontinued operations in Key’s audited consolidated statements of operations for the twelve months ended December 31, 2007 included in the 2009 Form 10-K.

(y)	General and Administrative Expense

Twelve Months Ended
December 31, 2007
(in thousands)
Historical G&A Expense	$230,396

G&A expense allocated to the divested businesses	(11,759)
Accelerated vesting of share based compensation	—
Retention payment	883
Transaction costs	3,070

Pro forma adjustment	(7,806)

Pro forma G&A Expense	$222,590

(z)	Income Tax Benefit (Expense)—represents the pro forma tax effect of the above adjustments based on the tax rate of the Divested Operations for the year ended December 31, 2007.